                           SECOND AMENDMENT TO LEASE
                           -------------------------


This Second Amendment to Lease (the "Agreement"), made this 14th day of November, 1996 by and between Dean Witter Realty Income Partnership II, L.P., located at c/o Dean Witter Realty, Inc. Two World Trade Center, 64th Floor, New York, NY 10048, hereafter called "Landlord", and Covalent Research Alliance Corp., a corporation organized and existing under the law of Pennsylvania, hereinafter called "Tenant".


                                WITNESSETH THAT:
                                ---------------


     WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated September 9, 1994, as amended March 25, 1996, providing for the leasing of office space at One Glenhardie Corporate Center 1275 Drummers Lane, Wayne, PA 19087; and

     WHEREAS, Landlord and Tenant desire to amend said Lease;

     NOW, THEREFORE, in consideration of the agreements of each other, Landlord and Tenant agree that effective upon the earlier of December 1, 1996 or Tenant's occupancy of the first floor space as indicated on Revised Exhibit "A" (the "Effective Date"), said Lease shall be and the same is hereby amended as follows:

     2.   Demise.
          ------

          Landlord does hereby lease and demise to Tenant and Tenant does hereby hire and take from Landlord, for the term and subject to the provisions hereof, the space (hereinafter, together with all fixtures, equipment, improvements, installations and appurtenances which at the commence of or during the term of this Lease are thereto attached, referred to as the "Premises") shown cross-hatched on the floor plan (the "Floor Plan") attached hereto as Revised Exhibit "A", on the first floor of the building (hereinafter referred to as the "Building") known as occupying or to occupy the parcel of land bounded as described on Exhibit "B" attached hereto (the "Land"), The Building and Land are sometimes collectively referred to in this Lease as the "Property".

     3.   Term.
          ----

          (a) This demise shall be for the term (hereinafter referred to as "the Term") beginning on the Effective Date as defined above and ending, without the necessity of notice from either party to the other, five (5) years and one (1) month from and after the Effective Date if the Effective Date shall be the first day of a month, if the Effective Date shall be other than the first day of the month, then from and after the first day of the month next following the Effective Date. Tenant shall vacate the space now occupied by Tenant on the second floor of the Building on the Effective Date. If Tenant fails to vacate such space on the Effective Date, Tenant shall pay Landlord as Additional Rent an amount equal to Two Hundred Eight Dollars for each day after the Effective Date that Tenant occupies the former premises on the second floor through December 31, 1996 and Four Hundred Fifteen Dollars for each day after January 1, 1997 that Tenant occupies the former premises on the second floor.

          (b)  Is hereby deleted.

          (c) Landlord estimates, but does not warrant, that the Premises will be provided on or about November 5, 1996.

          (d)  Is hereby deleted.

          (e) When the Effective Date is established, Landlord and Tenant shall promptly execute and acknowledge a memorandum of the Effective Date and the date of expiration of the Term.

          (f) Shall remain as currently defined.

     4.   Fixed Rent; Tenant Energy Costs; Annual Operating Costs; Lease Taxes.
          --------------------------------------------------------------------

          (a) Tenant shall pay to the Landlord as rent under this Lease the aggregate of: (i) Fixed Rent (as defined in Article 4 (b) of this Lease;) (ii) Tenant's share of Tenant Energy Costs (as defined in Article 4 (d) of this Lease); (iii) Tenant's proportionate share of increases in Annual Operating Costs (as defined in Articles 4 (c) and 4 (e) of this Lease) over Base Operating Costs (as defined in Article 4 (e) (i) (C) of this Lease); and (iv) all other sums payable by Tenant to Landlord pursuant to the provisions of this Lease.

          (b)  Fixed Rent.
               ----------

               (i) The minimum fixed annual rent shall be the sum of Two Hundred Forty Three Thousand Nine Hundred Dollars and Eighty Four Cents ($243,900.84) lawful money of the United States of America, subject to increase as set forth in Article 4 (b) (ii) of this Lease, payable in equal monthly installments in advance and without demand, notice, set-off or deduction in the sum of Twenty Thousand Three Hundred Twenty Five Dollars and Seven Cents ($20,325.07) on the first day of each and every month during the Term (the "Fixed Rent"). Notwithstanding anything to the contrary above, Tenant shall not pay rent for the first month of the Term.

               (ii)  -  (iv)  Shall remain as currently defined.

          (c)  Tenant's Proportionate Share.  As used in this Lease, "the square
               ----------------------------
foot area of the Premises" shall be deemed to be Eleven Thousand Seven Hundred Twenty Six (11,726) square feet, "the total square foot area of the Building" shall be deemed to be sixty-three thousand eighty-one (63,081) square feet and "Tenant's proportionate share" shall refer to the percentage relationship between the foregoing, namely 18.59%.

          (d)  Shall remain as currently defined.
          (e)  Annual Operating Costs.
               ----------------------

               (i)   (A) - (B) shall remain as currently defined.

                     (C) The term "Base Operating Costs" shall mean the sum of the actual 1997 Annual Operating Costs.

               (ii)  Shall remain as currently defined.

               (iii) Shall remain as currently defined.

The remaining terms of this section of the Lease shall remain as currently defined.

     8.   Improvement of the Premises.
          ---------------------------

          Sections (a) through (f) shall remain as currently defined in the Lease.

          (g) Standard Tenant Work; Special Tenant Work.
              -----------------------------------------

          Landlord agrees to provide the Premises in its "as-is" condition. All work to be performed by Landlord shall be "Special Tenant Work". All Special Tenant Work shall be furnished, installed and performed by Landlord, utilizing a general contractor or construction manager ("Landlord's Contractor") selected by Landlord (which may be an affiliate of Landlord or a partner in Landlord or an affiliate of a partner in Landlord) for and on behalf of Tenant at Tenant's sole expense, based on "Landlord's Cost". "Landlord's Cost" shall be deemed to mean Landlord's out-of-pocket contract or purchase price for materials, labor and services (including, without limit, any reasonable contractor's fee for the contractor's overhead and profit and charges for cutting, patching, cleaning up and removal of waste and debris), plus architects; and engineers' fees, plus the product obtained by multiplying (i) the sum of all of the foregoing less FIfty Eight Thousand SIx Hundred Thirty Dollars ($58,630.00) by (ii) ten percent (10%) added for Landlord's expenses and profit. Notwithstanding anything to the contrary above, Landlord shall provide an allowance equal to Fifty Eight Thousand Six Hundred Thirty Dollars ($58,630.00) to be used toward construction of the Premises. Any unused portion of the foregoing allowance may be credited against Fixed Rent.

     31.  Name of Building; Titles; Construction; Exhibits; Brokers.  The
          ---------------------------------------------------------
BUilding may be designated and known by any name Landlord may choose and such name may be changed from time to time at Landlord's sole discretion. The Titles appearing in connection with various sections of this Agreements are for convenience only. They are not intended to indicate all of the subject matter in the text and they are not to be used in interpreting this LEase nor for any other purpose in the event of any controversy. As used herein
(i) the term "person" shall be deemed to mean a natural person, a trustee, a corporation, a partnership and any other form of legal entity; (ii) all references in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well. Each and every document or other writing which is referred to herein as being attached hereto or is otherwise designated herein as an exhibit hereto is hereby made a part hereof. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania. Tenant represents and warrants that it did not deal with any broker, finder or other intermediary to whom a fee or commission is or will become payable in connection with this Lease except Geis Realty Group, Inc. and Mahoney Realty Group.

     32.  Security Deposit.
          ----------------

          (a) Tenant, concurrently with the execution of this Lease, shall be obligated to deposit with Landlord the sum of Fifteen Thousand Seven Hundred Eighty Seven Dollars and Forty Nine Cents ($15,787.49) which will be added to the Four Thousand Five Hundred Thirty Seven Dollars and Fifty Eight Cents concurrently held by Landlord as security deposit, bringing the total security deposit held by landlord to Twenty Thousand Three Hundred Twenty Five Dollars and Seven Cents ($20,325.07), which sum shall be retained by Landlord without interest and not in trust or in a separate account as security for the payment by Tenant of the rent herein agreed to be paid and for the faithful performance of the covenants contained in this Lease. If at any time Tenant shall be in default under any of the provisions of this Lease, Landlord shall be entitled, at its sole discretion to apply such security deposit (i) to payment of (A) any rent for the payment of which Tenant shall be in default as aforesaid, (B) any expense incurred by Landlord in curing any such default, and/or (C) any other sums due to landlord in connection with such default or the curing thereof, including, without limitation, any damages incurred by Landlord by reason of such default; or (ii) to retain the same in liquidation of all or part of the damages suffered by Landlord by reason of such default. Any portion of such deposit which shall not be utilized for any such purpose shall be returned to Tenant following expiration of this Lease and surrender of the entire Premises to Landlord.

          (b)  -  (c)  Shall remain as currently defined.

     Article 37. is hereby deleted and replaced with the following:

     37.  Option to Extend.  Tenant shall have the right to be exercised as
          ----------------
hereinafter provided, to renew this Lease for one (1) additional term (the "Extension Term") of five (5) years, commencing on the day following the then expiration date, upon the following terms and conditions:

          a. Tenant's right to renew is subject to the requirement that at the same time of the exercise of the option and at the time of the commencement of the Extension Term, Tenant shall not then be in default under any of the terms and conditions of this Lease beyond the expiration of any applicable notice and/or cure periods.

          b. The renewal shall be upon the same terms and conditions as are in effect immediately prior to the expiration of the current Term, except that:

               (i) during the Extended Term, effective as of the commencement thereof, the Base Year for Operating Expenses shall be changed to the calendar year in which the Extended Term commences ("New Base Year for Operating Expenses");

               (ii) the Base Rent during each Extended Term, effective as of the commencement thereof, shall be as follows: an amount equal to the "Prevailing Market Rental Rate" (as hereinafter defined) for leases for comparable space in the Glenhardie Corporate Center, as of the date which is six
(6) months prior to the commencement of such Extended Term plus the amount of the New Base Year for Operating Expenses.

               (iii) Landlord shall provide the Premises in "as-is" condition.

          c. There shall be no further privilege of renewal beyond the Extension Term expressly set forth above.

          d. Tenant may exercise its renewal option only by giving written notice to Landlord, at least nine (9) months prior to the expiration of the then current term, of the exercise of its renewal right (the "Notice"), which shall then be binding on both Landlord and Tenant.

          e. "Prevailing Market Rental Rate" shall mean the annual rental rate per rentable square foot less Operating Costs included in such rental rate then being paid under leases, including both original lease transactions and those resulting from renewals, in the Glenhardie Corporate Center in space comparable to the Premises.

               The Prevailing Market Rental Rate shall be determined as follows:

               (i) On or before the day which is thirty (30) days following Landlord's receipt of the Notice, Landlord shall notify Tenant in writing of Landlord's determination as to the Prevailing Market Rental Rate and the Base Rent which Landlord proposes to charge during such Extension Term. If Tenant either (A) notifies Landlord in writing within thirty (30) days after the date of Landlord's notice that Tenant agrees to the Base Rent proposed by Landlord or
(B) fails to object in writing to such proposed Base Rent within such thirty
(30) day period, then the Base Rent proposed by Landlord shall be final and conclusive. If Tenant shall object in writing to the proposed Base Rent, then Landlord and Tenant shall endeavor to reach agreement on fair rental value within the thirty (30) day period succeeding Tenant's notice of objection.

     If Landlord shall fail to provide such written notice of the Prevailing Market Rent, then Tenant shall not be released from it's commitment to extend the Term of the Lease, but shall request in writing from Landlord the Prevailing Market Rate, which Landlord shall provide within thirty (30) days from the receipt of Tenant's request.

          (ii) If pursuant to subparagraph (i), Tenant and Landlord cannot agree on the Prevailing Market Rental Rate shall be determined in accordance with subparagraph (iii) below.

          (iii) If pursuant to subparagraph (i) the parties cannot reach agreement within the such thirty (30) day period, then "Prevailing Market Rental Rate" shall be determined by arbitration as follows:

Arbitration held under this Lease shall be before one disinterested arbitrator selected by the parties, provided, however, that if the parties cannot agree upon the selection of an arbitrator within 10 business days following notice by a party requesting arbitration, then the dispute shall be submitted to three arbitrators designated in accordance with the rules of the American Arbitration Association then in effect in Montgomery County, Pennsylvania. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except the Federal Rules of Evidence and Procedure, including but not limited to, discovery rights, shall prevail.

          c. The Prevailing Market Rental Rate shall be determined by the arbitrators. Any costs of arbitration shall be paid equally by the parties within 30 days after issuance of the arbitrators' decision.

          d. Neither Landlord nor Tenant shall have the right to appeal the decision of the arbitrators.

All capitalized terms in this Amendment will have the meaning set forth in the Lease, except as specifically amended hereby.

All other lease terms and conditions shall remain in full force and effect, unmodified.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument by proper person thereunto duly authorized so to do on the day and year first written above.

          Landlord:
          --------

          Dean Witter Realty Income Partnership II, L.P.,
          A Delaware limited partnership

          By:  Dean Witter Realty Income Properties II, Inc., a
               Delaware corporation
               its Managing General Partner,

               By:  /s/ E. Davisson Hardman, Jr.
                  ------------------------------------
                  E. Davisson Hardman, Jr.
                  President


               Witness:  /s/ Robert B. Austin
                       -------------------------------
                       Robert B. Austin
                       Vice President



          Tenant:
          ------

               By:  Covalent Research Alliance Corp.,
                    a Pennsylvania Corporation

               By:  /s/ Bruce LaMont
                  ------------------------------------
                  President
                  Bruce LaMont


               Attest:  /s/ David Weitz
                      --------------------------------